SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        September 29, 2004
                        ------------------
                         Date of Report
               (Date of Earliest Event Reported)

                       SANGUINE CORPORATION
                       --------------------
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-24480                95-4347608
       ------                         -------                ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    101 East Green Street, #11
                    Pasadena, California 91105
                    --------------------------
             (Address of Principal Executive Offices)

                         (626) 405-0079
                         --------------
                  Registrant's Telephone Number

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other.

     (a) On September 29, 2004, in order to restructure our financial statements to better enable us to commence animal testing of PHER-02, our developmental synthetic red blood cell product, the following was accomplished:

     1. The Convertible Note executed in favor of Barbara R. Mittman on March 19, 2002, in the amount of $3,750.00, together with accrued interest, was converted to 97,102 shares of common stock of the Company.

     2. The Convertible Note executed in favor of First York Partners, Inc. on March 15, 2002, in the amount of $25,000, together with accrued interest, was converted to 676,800 shares of common stock of the Company.

     3. The Exclusive License Agreement dated February 15, 2002, with Ascendiant-Asia, LLC, a Nevada limited liability corporation ("Ascendiant-Asia"), was terminated for failure to meet minimum production or to pay royalties due pursuant to the terms of the License Agreement.

     4. The Exclusive License Agreement dated April 1, 2002, with Ascendiant-South America, LLC, a Nevada limited liability corporation ("Ascendiant-South America"), was terminated for failure to meet minimum production or to pay royalties due pursuant to the terms of the License Agreement.

     5. The Letter Agreement executed in favor of Ascendiant Capital Group, LLC ("Ascendiant"), pursuant to which Ascendiant loaned $12,000 to the Company, together with accrued interest, was converted to 228,666 shares of common stock of the Company; and for previously extending the term of the Letter Agreement, an additional Common Stock Purchase Warrant was granted to Ascendiant for the option to purchase 30,000 shares of common stock of the Company that are "restricted securities" under Rule 144 of the Securities and Exchange Commission.

     6. Thomas C. Drees, Ph.D., MBA, the Company's President, CEO and a Director agreed to exchange $1,264,160 of debt owed to him by the Company for 31,604,000 shares of the Company's common stock that are "restricted securities" under Rule 144 of the Securities and Exchange Commission; and Dr. Drees also agreed to contribute to capital his accrued salary of $497,500 and interest on the debt owed to him by the Company in the amount of $453,630, together with any interest on any of these amounts since June 30, 2004.

     7. The Anthony and Audrey Hargreaves Trust (the "Trust") agreed to exchange $36,984 of debt owed by the Company to Mr. Hargreaves prior to his death for 924,600 shares of the Company's common stock that are "restricted securities" under Rule 144 of the Securities and Exchange Commission; and the Trust also agreed to contribute to capital Mr. Hargreaves' accrued salary of $276,500, together with any interest on any of these amounts since June 30, 2004.

     (b) Pursuant to a Confidential Offering Memorandum ("Offering Memorandum") dated May 18, 2000, the Company offered and sold 1,635,970 Units consisting of two (2) shares of common stock of the Company and one (1) redeemable common stock purchase warrant to purchase one (1) share of the Company's common stock (the "Warrants"). In addition to the Warrants issued to the subscribers to the Offering Memorandum, 163,597 Warrants were issued to the Company's Placement Agent as a portion of their commission, for a total of 1,799,567 Warrants issued pursuant to the Offering Memorandum. All of the Warrants, except the 163,597 Placement Agent Warrants that had been exercised, expired on August 29, 2004.

Item 7.01.   FD Disclosure

         Please see Exhibit 99.5, which is the Press Release regarding the matters reported in Item 5.


Item 9.01.   Financial Statements, Pro Forma Financial Information and
             Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          Exhibits.

Exhibit
Number                   Description
------                   -----------

 99.1                    Thomas C. Drees Letter Agreement

 99.2                    Anthony and Audrey Hargreaves Trust Letter Agreement

 99.3                    Ascendiant-Asia LLC Notice of Termination

 99.4                    Ascendiant-South America LLC Notice of Termination

 99.5                    Press Release


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SANGUINE CORPORATION


Date:     10/6/04               By:   /s/ Thomas C. Drees
     -------------               --------------------------------------
                                 Thomas C. Drees, Ph.D.
                                 CEO, President and Chairman of the Board of
                                 Directors